OTHER NON-CURRENT ASSETS	12 Months Ended
Dec. 31, 2013
OTHER NON-CURRENT ASSETS [Abstract]
OTHER NON-CURRENT ASSETS

23.	OTHER NON-CURRENT ASSETS

(in thousands of $)	2013	2012
Deferred tax asset (see note 11)	421	531
Mark-to-market interest rate swaps valuation (see note 32)	46,827	—
Other long-term assets	7,000	6,238
	54,248	6,769

Other long-term assets include unutilized parts originally ordered for the Golar Spirit FSRU retrofitting following changes to the original project specification.  Of these parts $8.4 million have been used internally for both the retrofitting of the NR Satu and to a lesser extent the Golar Freeze in 2009.  Since acquisition, we have recognized total impairment charges of $4.5 million (see note 9).  As of December 31, 2013 and 2012, the carrying value of these parts was $2.5 million and $3.0 million, respectively.